Federated Short-Term U.S. Government Trust

 (A Portfolio of Money Market Obligations Trust)
Supplement to Prospectus dated September 30, 2009

1. A Special Meeting of Shareholders of Federated Short-Term U.S. Government Trust will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time) on February 19, 2010.  At this meeting, shareholders will be asked to vote on the following matters:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which Government Obligations Fund, also a portfolio of Money Market Obligations Trust, would acquire all of the assets of Federated Short-Term U.S. Government Trust in exchange for Institutional Shares of Government Obligations Fund to be distributed pro rata by Federated Short-Term U.S. Government Trust in complete liquidation and termination of Federated Short-Term U.S. Government Trust.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

If approved by shareholders, this Reorganization will take effect on or about March 5, 2010.
Shareholders will be notified if the Reorganization is not approved.

Please keep this supplement for your records.

January 12, 2010